Exhibit 10.2

STANDBY PURCHASER AGREEMENT

November ____, 2013

Dear ______________:

This letter confirms our agreement with respect to the intention of Peapack-Gladstone Financial Corp., a New Jersey corporation (the “Company”), to raise additional capital through a rights offering of up to 2,470,588 (the “Underlying Shares”) of the Company’s common shares, no par value per share (the “Common Shares”), to its shareholders of record as of October 21, 2013 (“Rights Offering”) with the participation of standby purchasers for any unsubscribed shares in the Rights Offering (the Rights Offering and the offering to standby purchasers are hereinafter referred to as the “Offering”). Capitalized terms used herein and not defined herein shall have the meanings set forth in the Prospectus (as hereinafter defined).

A SHELF REGISTRATION STATEMENT ON FORM S-3 (THE “REGISTRATION STATEMENT”) RELATING TO THE COMPANY’S COMMON SHARES WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) ON APRIL 19, 2013. NO OFFER TO BUY SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL A PRELIMINARY PROSPECTUS SUPPLEMENT MEETING THE REQUIREMENTS OF SECTION 10(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, HAS BEEN FILED WITH THE SEC, AND ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME PRIOR TO NOTICE OF ITS ACCEPTANCE GIVEN AFTER THE FILING DATE.

1.	Purchase and Sale of Unsubscribed Shares.

(a)            Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to issue and sell to you as a standby purchaser (the “Standby Purchaser”), and the Standby Purchaser agrees to purchase from the Company, at the $____ subscription price set forth in the Prospectus (the “Subscription Price”) up to                                    Common Shares (the “Standby Shares”) if and only to the extent that such Standby Shares remain available for issuance in accordance with the Rights Offering after the issuance of all Common Shares validly subscribed for through the exercise of rights (the “Rights”), in the Rights Offering (such remaining shares being hereinafter referred to as the “Unsubscribed Shares”).

(b)            The Standby Purchaser and the Company acknowledge and agree that the Company has entered into, or contemplates entering into, one or more other Standby Purchase Agreements with certain other parties (collectively, the “Standby Purchasers”) on terms substantially similar to this Agreement, except that they may provide for the purchase of a different number of Standby Shares in Section 1(a).

(c)            The Standby Purchaser acknowledges that the Standby Purchaser is not entitled to purchase a minimum number of Standby Shares and that in the event the number of Unsubscribed Shares are not sufficient to cover the number of Standby Shares requested by all Standby Purchasers, the Company shall allocate Standby Shares to Standby Purchasers in such manner as shall be determined in the Company’s sole discretion.

2.	Limitations on Issuance of Standby Shares.

The Standby Purchaser hereby acknowledges and agrees that the Company may decline to issue Common Shares to the Standby Purchaser hereunder if, in the opinion of the Company, the Standby Purchaser is required to obtain prior clearance or approval of such purchase from any state or federal bank regulatory authority and if such approval or clearance has not been obtained or if satisfactory evidence thereof has not been presented to the Company prior to the expiration of the Offering.

3.	The Closing.

The delivery of and payment for the Standby Shares shall take place at the offices of Day Pitney LLP, at 10:00 a.m., Eastern time, immediately after the closing of the sale of Common Shares pursuant to the Rights Offering (such time and date being referred to as the “Closing Time,” the date of the Closing Time being referred to as the “Closing Date” and the consummation of the transaction being referred to as the “Closing”).

4.	Delivery of Standby Shares.

At the Closing, the Standby Shares to be purchased by the Standby Purchaser hereunder, registered in the name of the Standby Purchaser or its nominee(s), as the Standby Purchaser may specify in writing at least three (3) days prior to the Closing Date, shall be delivered by or on behalf of the Company to the Standby Purchaser, for the Standby Purchaser’s account, against delivery by the Standby Purchaser of the Subscription Price therefor in immediately available funds in the form of one or more federal funds checks or a wire transfer to an account designated by the Company.

5.	Representations and Warranties.

The Company and the Standby Purchaser hereby confirm their agreement as follows:

(a)            The Company represents and warrants to, and covenants with, the Standby Purchaser as follows:

(i)            The Company has filed a Registration Statement on Form S-3 with the SEC and all amendments thereto which became effective on April 30, 2013 (the “Effective Date”). The Form S-3, including all exhibits, is herein called the “Registration Statement.” The base prospectus filed with the Registration Statement with the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the regulations promulgated thereunder (“Regulations”), and which constitutes a part of the Registration Statement, as supplemented by one or more prospectus supplements (including, without limitation, the Preliminary Prospectus Supplement dated October 25, 2013), collectively are herein called the “Prospectus.”

(ii)            The Underlying Shares and the Standby Shares have been duly authorized by the Company, and when issued and delivered by the Company against payment therefor, will be duly and validly issued, fully paid and non-assessable. The Rights have been duly authorized by the Company, and when issued and delivered by the Company, will constitute valid and legally binding obligations of the Company, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(iii)            The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Jersey, with corporate power and authority to perform its obligations under this Agreement.

(iv)            The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Company, and this Agreement, when duly executed and delivered by the Standby Purchaser, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(v)            The Registration Statement and the Prospectus complies and on the Closing Date will comply in all material respects with the requirements of the Securities Act and the Regulations. As of the date hereof and on the Closing Date, neither the Registration Statement nor the Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished by the Standby Purchaser to the Company expressly for use therein.

(vi)            Neither the Company nor any of its direct or indirect subsidiaries (“Subsidiaries”) is in violation of its certificate of incorporation, certificate of organization or similar organizational documents, or in default under any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, the effect of which violation or default would be material to the business, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, and the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or its Subsidiaries pursuant to the terms of any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of the certificate of incorporation, articles of association, certificate of trust or code of regulations of the Company or any of its Subsidiaries or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or any of their property; and, except as required by the Regulations, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable state securities law, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement.

(b)            The Standby Purchaser represents and warrants to, and covenants with, the Company as follows:

(i) (A)            If the Standby Purchaser is an individual, he or she has full power and authority to perform his or her obligations under this Agreement.

(B)            If the Standby Purchaser is a corporation, the Standby Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to perform its obligations under this Agreement.

(C)            If the Standby Purchaser is a trust, the Trustee has been duly appointed as trustee of the Standby Purchaser with full power and authority to act on behalf of the Standby Purchaser and to perform the obligations of the Standby Purchaser under this Agreement.

(D)            If the Standby Purchaser is a partnership or limited liability company, the Standby Purchaser is a partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, with full power and authority to perform its obligations under this Agreement.

(ii)            The Standby Purchaser has received from the Company the Prospectus and has reviewed carefully the Prospectus as well as the public documents filed and incorporated by reference therein, and except as set forth in this Agreement and in the Prospectus, the Standby Purchaser is not relying on any information other than information contained in this Agreement or the Prospectus or incorporated by reference in the Prospectus.

(iii)            The Standby Purchaser is acquiring the Common Shares pursuant to this Agreement for its own account for investment only and not with a view to any resale, distribution or other disposition thereof.

(iv)            The execution, delivery and performance of this Agreement by the Standby Purchaser and the consummation by the Standby Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action of the Standby Purchaser; and this Agreement, when duly executed and delivered by the Standby Purchaser, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(v)            The Standby Purchaser is not insolvent and has sufficient cash funds on hand to purchase the Standby Shares on the terms and conditions contained in this Agreement and will have such funds on the Closing Date. The Standby Purchaser has simultaneously with the execution and delivery of this Agreement or prior thereto provided the Company with evidence or substantiated that such Standby Purchaser has the financial means to satisfy its financial obligations under this Agreement and the foregoing evidence and substantiation is a true and accurate representation of such means.

(vi)            No state, federal or foreign regulatory approvals, permits, licenses or consents or other contractual or legal obligations are required with respect to the Standby Purchaser in order for the Standby Purchaser to enter into this Agreement or purchase the Standby Shares. After giving effect to the Offering, neither the Standby Purchaser nor any group of investors (as identified in a public filing made with the SEC) of which the Standby Investor is a part, in connection with the Offering will acquire, or obtain the right to acquire, 9.9% or more of the Company’s outstanding Common Shares (or securities convertible or exercisable for Common Shares) or the voting power of the Company.

(vii)            The execution and delivery of this Agreement, the consummation by the Standby Purchaser of the transactions herein contemplated and the compliance by the Standby Purchaser with the terms hereof do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Standby Purchaser is a party or by which any of the Standby Purchaser’s properties or assets are bound, or any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Standby Purchaser or any of the Standby Purchaser’s properties or assets; and no consent, approval, authorization, order, registration or qualification of or with any such government, governmental instrumentality or court, domestic or foreign, is required for the valid authorization, execution, delivery and performance by the Standby Purchaser of this Agreement or the consummation by the Standby Purchaser of the transactions contemplated by this Agreement that will not have been obtained prior to the Closing.

(viii)            The Standby Purchaser has not entered into any contracts, arrangements, understandings or relationships (legal or otherwise) with any other person or persons with respect to the transactions contemplated by this Agreement or any securities of the Company, including but not limited to transfer or voting of any of the securities, finder’s fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies; and the Standby Purchaser does not own any securities of the Company which are pledged or otherwise subject to a contingency, the occurrence of which would give another person voting power or investment power of such securities.

6.	Conditions.

The respective obligations of the Company and the Standby Purchaser to purchase Common Shares as set forth in this Agreement are subject to the following conditions:

(a)            No order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued and no proceedings for such purpose shall be pending before or, to the knowledge of the Company or the Standby Purchaser, threatened by the SEC and any requests for additional information by the SEC (to be included in the Registration Statement, in the Prospectus or otherwise) shall have been complied with in all material respects.

(b)            The representations and warranties of the Company and the Standby Purchaser contained herein shall be true and correct in all material respects as of the Closing Date, and the Company and the Standby Purchaser shall have performed all covenants and agreements herein required to be performed on its part at or prior to the Closing Date.

(c)            The Company shall have conducted the Rights Offering substantially in the manner described in the Prospectus and the Rights Offering shall not have been fully subscribed.

7.	Termination.

(a)            The Standby Purchaser may terminate this Agreement (i) upon the occurrence of a suspension of trading in the Common Shares, the establishment of limited or minimum prices for the Common Shares or a general suspension of trading in or the establishment of limited or minimum prices on the New York Stock Exchange or the Nasdaq Global Select Market, any banking moratorium, any suspension of payments with respect to banks in the United States or a declaration of war or national emergency in the United States, (ii) under any circumstances which would result in the Standby Purchaser, individually or together with any other person or entity, being required to register as a depository institution holding company under federal or state laws or regulations, or to submit an application, or notice, to acquire or retain control of a depository institution or depository institution holding company, to a federal bank regulatory authority, or (iii) prior to the expiration of the Offering, if the Company experiences a material adverse change in its financial condition from its financial condition at September 30, 2013.

(b)            In the event (x) the Company, in its reasonable judgment, determines that it is not in the best interests of the Company and its shareholders to go forward with the Rights Offering or (y) consummation of the Rights Offering is prohibited by law, rule or regulation and the Company terminates the Rights Offering, in each case, the Company may terminate this Agreement without liability.

(c)            Either of the parties hereto may terminate this Agreement (i) if the transactions contemplated hereby are not consummated by December 31, 2013, through no fault of the Standby Purchaser or (ii) in the event that the Company is unable to obtain any required federal or state approvals for the transactions contemplated hereby on conditions reasonably satisfactory to it despite its reasonable efforts to obtain such approvals. In addition, this Agreement shall terminate upon mutual consent of the parties hereto.

(d)            The Company and the Standby Purchaser hereby agree that any termination of this Agreement pursuant to Section 7(a), (b) or (c) (other than termination by one party in the event of a breach of this Agreement by the other party or misrepresentation of any of the statements made hereby by the other party), shall be without liability of the Company or the Standby Purchaser.

8.	Continuing Provisions.

The representations and warranties of the Company and the Standby Purchaser set forth in this Agreement shall be true and correct in all material respects only as of the date of this Agreement and as of the Closing Date. All of the covenants, agreements and obligations of each of the Company and the Standby Purchaser required to be performed by the Closing Date shall have been duly performed and complied with by the Closing Date unless such performance shall have been waived in writing by the Company or the Standby Purchaser, as the case may be. The respective representations, warranties, covenants, agreements and obligations of the parties to this Agreement shall survive the Closing Date.

9.	Recapitalization, etc.

Other than as disclosed in the Prospectus, prior to Closing, the Company shall not split, combine, reclassify or repurchase any of its capital stock or declare or pay any extraordinary dividends on any of its capital stock.

10.	Miscellaneous.

This Agreement is made solely for the benefit of the Standby Purchaser and the Company, and their respective personal representatives and successors, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.

11.	Assignment.

Neither the Company nor the Standby Purchaser may assign any of its rights under this Agreement without the prior written consent of the other party hereto.

12.	Entire Agreement.

This Agreement constitutes the entire agreement and understanding between the Standby Purchaser and the Company, and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any one or more of the provisions contained in this Agreement, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way affected or impaired thereby or under the laws of any other jurisdiction.

13.	Counterparts.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, and all such counterparts together constitute but one and the same instrument.

14.	Amendments.

This Agreement may not be amended, modified or changed, in whole or in part, except by an instrument in writing signed by the Company and the Standby Purchaser.

15.	Notices.

Except as otherwise provided in this Agreement, and unless otherwise notified by the respective addressee, all notices and communications hereunder shall be in writing and mailed or delivered or by facsimile or telephone if subsequently confirmed in writing, to:

If to the Company:

Peapack-Gladstone Financial Corporation
500 Hills Drive, Suite 300
Bedminster, New Jersey 0792144406
Attention: Douglas L. Kennedy
Chief Executive Officer
Telephone: 908-234-0700

With a copy to:

Day Pitney LLP
One Jefferson Road
Parsippany, New Jersey 07054
Attention: Michael T. Rave
Telephone: 973-966-8123
Facsimile: 973-206-6791

If to the Standby Purchaser:

___________________________________

___________________________________

___________________________________

___________________________________

16.	Applicable Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to the conflict of laws rules thereof.

17.	Business Day.

The term “business day” shall mean a day on which banking institutions are open generally in New York.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, each of the Standby Purchaser and the Company has signed or caused to be signed its name as of the day and year first above written.

PEAPACK-GLADSTONE FINANCIAL CORP.
By:
	Name:	Douglas L. Kennedy
	Title:	Chief Executive Officer

Agreed and Accepted as of the day of the ____ day of _______________, 2013:
By:
Name:
Title: